UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2024
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2024, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for directorships that will commence on January 1, 2025. Two new directors, Jeff Austin III and J. Mark Riebe, were elected to serve on the Bank's Board of Directors. In addition, Rufus Cormier, Jr. and Stephen Panepinto were re-elected to serve an additional term on the Bank's Board of Directors. The election of these directors was reported under Item 5.02 of the Bank's Current Report on Form 8-K dated November 5, 2024 and filed with the Commission on November 12, 2024.

At the time of filing the report referenced above, the committees of the Bank's Board of Directors to which Messrs. Austin and Riebe would be named had not been determined, nor had it been determined whether Messrs. Cormier and Panepinto would continue to serve on the same board committees that they had served on in 2024.

The Bank is filing this Form 8-K/A to report that on December 31, 2024 the Bank's Board of Directors appointed these individuals to serve on the following board committees for 2025:

Mr. Austin - Government and External Affairs Committee (Vice Chairman) and Strategic Planning, Operations and Technology Committee

Mr. Riebe - Government and External Affairs Committee and Affordable Housing and Economic Development Committee

Mr. Cormier - Compensation and Human Resources Committee (Vice Chairman), Affordable Housing and Economic Development Committee, Audit Committee and Strategic Planning, Operations and Technology Committee

Mr. Panepinto - Government and External Affairs Committee (Chairman), Executive and Governance Committee, Affordable Housing and Economic Development Committee and Strategic Planning, Operations and Technology Committee

In addition, 2025 committee assignments for all other directors were also finalized on December 31, 2024. For 2025, the composition of each of the Board of Directors' committees will be as follows:

Executive and Governance Committee

A. Fred Miller, Jr. (Chairman)
Sally I. Nelson (Vice Chairman)
Dianne W. Bolen
Albert C. Christman
James D. Goudge
Michael C. Hutsell
Stephen Panepinto
Brett F. Seybold

Affordable Housing and Economic Development Committee

Dianne W. Bolen (Chairman)
Felipe A. Rael (Vice Chairman)
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios
Stephen Panepinto
J. Mark Riebe

Audit Committee

Michael C. Hutsell (Chairman)
Dorsey L. Baskin, Jr. (Vice Chairman)
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Brett F. Seybold

Compensation and Human Resources Committee

James D. Goudge (Chairman)
Rufus Cormier, Jr. (Vice Chairman)
Karuna Annavajjala
Michael C. Hutsell
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Felipe A. Rael

Government and External Affairs Committee

Stephen Panepinto (Chairman)
Jeff Austin III (Vice Chairman)
Dianne W. Bolen
James D. Goudge
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios
J. Mark Riebe

Risk Management Committee

Albert C. Christman (Chairman)
Felipe A. Rael (Vice Chairman)
Karuna Annavajjala
Dorsey L. Baskin, Jr.
James D. Goudge
Michael C. Hutsell
A. Fred Miller, Jr.
Sally I. Nelson
Lorraine Palacios
Brett F. Seybold

Strategic Planning, Operations and Technology Committee
Brett F. Seybold (Chairman)
Karuna Annavajjala (Vice Chairman)
Jeff Austin III
Albert C. Christman
Rufus Cormier, Jr.
A. Fred Miller, Jr.
Sally I. Nelson
Christopher G. Palmer
Stephen Panepinto

In 2025, Mr. Miller and Ms. Nelson will serve as Chairman and Vice Chairman, respectively, of the Bank's Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	December 31, 2024	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer